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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of SLC Technologies, Inc. dated February 15, 2000 included in this Form 8-K, into Interlogix, Inc.'s previously filed Registration Statements on Form S-8 (Registration Nos. 33-89826, 333-08943, 333-08945, 333-23751, 333-58257 and 333-36812).


/s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
  July 5, 2000